UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22974

Eagle Point Credit Company Inc.

(Exact name of registrant as specified in charter)

20 Horseneck Lane

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

20 Horseneck Lane

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders

The Company’s Annual Report to stockholders for the year ending December 31, 2017 is filed herewith.

EAGLE POINT CREDIT COMPANY

2017 STOCKHOLDER LETTER AND ANNUAL REPORT

NYSE SYMBOLS: ECC / ECCA / ECCB / ECCY/ ECCZ

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Dear Stockholders:

We are pleased to provide you with the enclosed report of Eagle Point Credit Company Inc. (“we,” “us,” “our” or the “Company”) for the fiscal year ended December 31, 2017.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) and may also invest in other securities or instruments that are related investments or that are consistent with our investment objectives. The Company has a long-term oriented investment philosophy and invests primarily with a buy-and-hold mentality, though from time to time we will sell investments in the secondary market.

While the CLO market continues to garner increasing attention from investors, we believe the CLO market, and CLO equity in particular, remains inefficient. We firmly believe that in less efficient markets, specialization matters and the Company continues to benefit from the investment experience of Eagle Point Credit Management LLC (our “Adviser”), which continues to apply its proprietary, private equity style investment process in a fixed income market. This process is focused on seeking to garner advantageous pricing and terms, and, importantly, to mitigate potential risks for the benefit of our stockholders.

We are pleased with the Company’s financial performance in 2017. For the year, the Company generated net income from operations (inclusive of unrealized losses) of $31.1 million, or $1.76 per weighted average common share1. This represents a return on our common equity of approximately 11% for the year.2

The Company’s earnings were underpinned by consistent cash flow from our investment portfolio which totaled $120.0 million during 2017, or $6.77 per weighted average common share (inclusive of cash flow from called investments). During the year, our portfolio cash flows faced headwinds from market-wide loan spread compression and the one-time transaction costs associated with resets and the refinancing of many of our CLO equity investments. These headwinds were partially mitigated by corporate default rates that were generally below our base case assumptions, the longer-term benefits of reset and refinancing activity in our CLO equity portfolio, and, later in the year, by increasing interest rates. These trends can be measured in our portfolio’s weighted average effective yield (“WAEY”). The WAEY of our CLO equity

Past performance is not indicative of, or a guarantee of, future performance. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

1 Weighted average common share based on the average daily number of shares of common stock outstanding over the period and “per common share” refers to per share of the Company’s common stock.

2 Annual return on common equity reflects the Company’s monthly cumulative performance net of applicable expenses and fees measured against beginning capital.

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portfolio fell from 17.48% to 14.42% during the year. We remain patient and disciplined, not wanting to sacrifice long-term value for short-term yield boosts.

With the current credit cycle in its ninth year and many major indices ending 2017 at or near record highs, we believe our portfolio is well-positioned to capitalize on current markets and also to take advantage of loan price volatility through our CLO equity investments when conditions in the credit markets become less favorable.

In general, in pursuing our investment objective, our Adviser considers the remaining weighted average reinvestment period of our CLO equity holdings with a view to maximize such period. As of December 31, 2017, almost all of the CLO equity positions held by the Company were in their reinvestment periods. The weighted average remaining reinvestment period was approximately 2.9 years as of December 31, 2017.

In addition to making investments in newly issued CLOs (which often have five year reinvestment periods), our Adviser also focused considerable attention in 2017 seeking to maximize value within our portfolio through resets and refinancings. During 2017, the Company was involved in 6 CLO resets and 26 CLO refinancings.

In a CLO reset, the CLO’s indenture, which sets forth the terms governing the CLO, is re-opened and such terms can be re-negotiated. Among other potential benefits, resetting a CLO renews the reinvestment period on the CLO, often by five years. The ability to lengthen the term of a CLO equity investment is a key benefit of the Company’s permanent structure and we believe many limited life investment vehicles are not fully able to capture the value of this benefit. Market conditions permitting, we expect to continue to pursue this reset strategy with greater frequency in 2018.

In a CLO refinancing, typically only the interest rate spread on a CLO’s debt tranches are reduced, and most other terms of the CLO remain unchanged. Holding all else equal, refinancing a CLO would be expected to help increase future equity cash flows by lowering the cost of debt in the CLO structure.

In both resets and refinancings, there are one-time transaction costs (e.g., dealer fees, attorney fees, and related costs) which typically reduce the next equity distribution on a CLO. Wherever possible, our Adviser seeks to keep these costs to a minimum, and the “payback period”, or the break-even point, associated with the costs on most refinancings and resets has been three to six months.

As we seek to prudently manage the Company’s capital structure, during 2017, the Company completed two underwritten securities offerings. The Company also established an at-the-market program for its common stock and 7.75% Series B Term Preferred Stock due 2026 to be able to raise additional capital on an ongoing basis. We believe each of the underwritten offerings and the at-the-market program have been beneficial to the Company and its stockholders by allowing us to continue to seek vintage period diversification within our investment portfolio.

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From December 31, 2016 through December 31, 2017, the Company’s net asset value (“NAV”) modestly declined by 4%, from $17.48 per common share to $16.77 per common share. During the year, the Company declared and paid aggregate distributions to common stockholders of $2.65 per share (inclusive of a $0.45 per common share special distribution).

As we look forward to the balance of 2018, we expect to continue to receive consistent cash flows from our portfolio and our Adviser continues to evaluate and pursue investment opportunities that it believes are attractive. We remain disciplined in our approach to investing and believe that, under current market conditions, the strong demand for CLO securities seen in 2017 should continue in the near term.

Company Overview

Common Stock

The Company’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “ECC.” As of December 31, 2017, the NAV per share of the Company’s common stock was $16.77. The trading price of our common stock may, and often does, differ from NAV per share. The closing price per share of our common stock was $18.81 on December 31, 2017, representing a 12.16% premium to NAV per share as of such date.

From the Company’s IPO through December 31, 2017, our common stock has traded on average at an 11.07% premium to NAV.3 As of February 15, 2018 the common stock was trading at a premium of 7.57% to the midpoint of management’s unaudited and estimated range of our NAV as of January 31, 2018 of $17.12 and $17.22 per common share.

3 An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share. Past performance is not indicative of, or a guarantee of, future performance.

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During the year, the Company declared aggregate monthly distributions payable to common stockholders of $2.20 per share (excluding the $0.45 per share special distribution), representing an 11.2% annualized distribution rate based on the average daily price of our common stock during the year. The difference between the aggregate amount of regular distributions in 2017 and that in 2016 was due to the timing of the Company’s conversion from quarterly distributions to monthly distributions. An investor who purchased common stock as part of our IPO in October 2014 has received total cash distributions of $8.00 per share since the IPO. A certain portion of these distributions was comprised of a return of capital as described at the time of the applicable distribution.4

In April and May 2017, the Company issued a total of 1.55 million shares of common stock pursuant to an underwritten public offering at a 13.8% gross premium to NAV, resulting in net proceeds to the Company of approximately $28.7 million after payment of underwriting discounts and commissions and offering costs. Issuing common stock at a premium increases NAV for existing common stockholders.

In June 2017, the Company established an at-the-market issuance program under which the Company may issue up to $50 million of common stock and up to 1 million shares of 7.75% Series B Term Preferred Stock due 2026. As of December 31, 2017, the Company issued 584,108 shares of our common stock and 27,584 shares of Series B Term Preferred Stock pursuant to the program for total net proceeds to the Company of approximately $11.9 million.

For the year ended December 31, 2017, the Company’s net investment income and realized capital gains were, in the aggregate, $2.07 per weighted average common share, below the $2.20 per share in common distributions (excluding the $0.45 per share special distribution) declared during the year.

The Company remains highly focused on earning its regular common distribution over the long term through a combination of net investment income plus realized capital gains. While capital raises have created some level of cash drag, we believe the risk-adjusted returns of the Company are enhanced by varying our portfolio across vintage periods through new investments. As with our approach to investments, our approach to financing is focused on the long term.

Each quarter since our IPO, quarterly cash flows from the investment portfolio have exceeded distributions on our common stock. These cash flows remained strong in 2017, totaling $120.0 million during the year, or $6.77 per weighted average common share (including cash flows from called investments).

4 To date, a portion of certain such distributions has been estimated to be a return of capital as noted in the Company’s Section 19 notices available on its website. For the regular distributions relating to the fiscal year ended December 31, 2017, 5.91% of the distribution made by the Company was estimated to be comprised of return of capital and 8.64% was estimated to be comprised of capital gains. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income”. Frequency of future distributions may vary in the Company’s discretion. Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.

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We also want to highlight the Company’s dividend reinvestment plan for common stockholders. This plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share by a certain margin as described in the plan, such reinvestment is at a discount to the prevailing market price. We encourage all common stockholders to carefully review the terms of the plan.

Other Securities

In addition to our common stock, the Company has four other securities which trade on the NYSE, as summarized below:

Security	NYSE Symbol	Par Amount Outstanding	Rate	Payment Frequency	Callable	Maturity
7.00% Notes due 2020 (“2020 Notes”)	ECCZ	$60.0 million	7.00%	Quarterly	December 2017	December 2020
7.75% Series A Term Preferred Stock due 2022 (“Series A Term Preferred Stock”)	ECCA	$45.5 million	7.75%	Monthly	June 2018	June 2022
7.75% Series B Term Preferred Stock due 2026 (“Series B Term Preferred Stock”)	ECCB	$46.7 million	7.75%	Monthly	October 2021	October 2026
6.75% Notes due 2027 (“2027 Notes”)	ECCY	$31.6 million	6.75%	Quarterly	September 2020	September 2027

The Company achieved another significant milestone during 2017 with the issuance of our 2027 Notes in August 2017. This was our first time accessing the market for a 10-year baby bond, and despite the longer maturity period compared to our 2020 Notes, we were able to complete the offering with a coupon of 6.75%, our lowest cost of capital to date. We believe the 2027 Notes offering is a testament to our entire team’s efforts and performance since becoming a public company and highly beneficial to the Company in that it provides longer term fixed rate financing.

At the end of 2017, we had debt and preferred securities outstanding which totaled approximately 37% of our total assets (less current liabilities). This is slightly above management’s expectations under normal market conditions of operating the Company with leverage (in the form of borrowings, debt securities and/or preferred stock) within a range of 25% to 35% of total assets (less current liabilities) and was primarily driven by the issuance of our 2027 Notes. Pro

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forma for the common stock offering that we completed in January 2018 (which is described later in this letter), our leverage ratio would be approximately 35% as of December 31, 2017. As market conditions evolve, or should significant opportunities present themselves, the Company may incur leverage outside of this range, subject to applicable regulatory limits.

As of December 31, 2017, our 2020 Notes, 2027 Notes and two series of preferred stock were all trading at premiums to their par or liquidation values.

Monthly Common Distribution Program

The Company announced in February 2017 that it intended to increase the frequency of distributions to common stockholders from quarterly to monthly, and has since regularly declared monthly distributions of $0.20 per share of common stock. We intend to continue declaring monthly distributions on shares of our common stock, although we note that the actual components and amount of such distributions are subject to variation over time.

Special Distributions to Common Stock

In order to maintain our tax status as a “regulated investment company” (RIC), the Company is generally required to pay distributions to holders of its common stock in an amount equal to substantially all of the Company’s taxable income within one year of the end of its tax year.

In our case, for our tax year ending November 30, 2016, taxable income exceeded the $2.40 per share of common stock that was distributed with respect to the 2016 tax year. Therefore, in order to satisfy tax requirements, we made a special distribution of $0.45 per share to common stockholders in September 2017.

We do not yet have an estimate of taxable income for our tax year ending November 30, 2017. We expected to provide further guidance on taxable income in May 2018.

Portfolio Overview

2017 Portfolio Update

Our portfolio continues to generate consistent cash flows. During 2017, the Company received cash distributions from our portfolio of $120.0 million, or approximately $6.77 per weighted average common share (including cash flows from called investments). We seek to reinvest cash flows in excess of our costs and distributions into new investments in a manner consistent with our investment objectives and strategy.

During 2017, the Company made 61 new investments in CLO debt and equity with total purchase proceeds of approximately $180.0 million. The Company also sold 37 CLO debt and equity investments generating aggregate sales proceeds of approximately $58.4 million. While the

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Company generally operates with a buy-and-hold approach, many of these sales were focused on harvesting gains from opportunistic investments that the Company made during the first half of the year in the secondary market at discounted prices. In total, during 2017, the Company realized net gains of $3.3 million, or $0.19 per weighted average common share, from sales of CLO debt and equity and other investments. The proceeds from sales were typically earmarked for new investments in the primary market.

Beyond new investment activity, as noted before, the Company was also active in refinancing certain of its CLOs during 2017, capitalizing on the CLO equity majority investor rights that we hold outright or that are held across other client accounts of our Adviser. The Company was involved in 26 refinancings during the year. On average, the refinancings resulted in cost savings of approximately 36 bps prospectively on those CLOs’ weighted average cost of debt, and as a result, future cash flows to the CLO equity are expected to be higher than had we not directed these actions.

The Company also completed 6 CLO resets in our portfolio, which allowed us to lengthen the reinvestment period of each CLO reset. These actions take significant time and effort, and in some cases become more involved than negotiating a new CLO investment. We believe these actions were accretive to our net income in 2017 and we are seeking to complete more resets in 2018.

While the Company’s portfolio continues to have exposure to varied vintage periods, spread compression and the recalibration of effective yields did have an impact on the overall portfolio. As a result of these and other factors, and consistent with broader market trends, the WAEY on our CLO equity portfolio was 14.42% as of December 31, 2017, compared to 17.48% as of December 31, 2016. Importantly, we highlight that the Company’s effective yields include an allowance for future credit losses.

Our Adviser continues to seek attractive investment opportunities on our behalf and continues to evaluate a number of opportunities both in the primary and secondary markets. Maintaining varied exposure to CLO vintage periods remains a very important part of our investment approach. As of December 31, 2017, our Adviser has over $2.0 billion of assets under management (inclusive of unfunded capital commitments) and we believe the scale and experience of our Adviser in CLO investing provides the Company with meaningful advantages.

Included within the enclosed report, you will find detailed portfolio information, including certain look-through information related to the underlying collateral characteristics of the CLO equity and other unrated investments that we held as of December 31, 2017.

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Market Overview

Loan Market

The Credit Suisse Leveraged Loan Index (CSLLI)5 had a total return of 4.25% in 2017.

The stability of loan prices meant a significant percentage of the loan market remained trading above par. As of December 31, 2017, 66% of the S&P/LSTA Leveraged Loan Index6 was trading at par and above, according to S&P Capital IQ. This compares to 68% as of December 31, 2016.

According to S&P Capital IQ, total institutional loan issuance increased to a record $504 billion during 2017, well above the $337 billion amount recorded in 2016, driven primarily by the significant amount of refinancing and reset activity. While issuance may appear high, because a significant portion of the volume was attributable to refinancings, total outstanding loans increased only modestly. Leveraged buyout (LBO) and merger & acquisition (M&A) deals increased by 54% year-over-year to $237 billion. Total institutional loans outstanding was $959 billion as of December 31, 2017, up 8% from the prior year. This provides a large market for our CLOs to continue investing and reinvesting.

During the year, what we believe to be issuer-friendly technicals in the loan market persisted, driven by strong demand for loans, including from CLOs, retail funds and institutional separately managed accounts. Despite outflows in the second half of the year, loan funds ended 2017 with net inflows of approximately $9.4 billion, according to JPMorgan.7

While loan spreads have compressed, it is worth noting that the lagging 12-month default rate by principal amount on the S&P/LSTA Leveraged Loan Index remains below the historical average. As of December, this default rate was 2.1% versus the long-term average of 3.0%. We continue to expect defaults to remain below historical averages over the near to medium term. However, as we have shared in the past, this does not mean that the loan market will not experience loan price volatility. When loan price volatility inevitably presents itself, we believe the portfolio’s CLOs will be well positioned to take advantage. For example, we expect that CLOs that have recently been reset will benefit to a meaningfully greater extent during such periods of volatility than had their reinvestment period not been extended.

CLO Market

The cost of financing for new issue CLOs (as well as resets and refinancings) compressed throughout the course of the year and new issue AAA CLO spreads tightened from

5 The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

6 The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon weightings, spreads and interest payments.

7 JPMorgan Chase & Co. North American Credit Research – JPM High Yield and Leveraged Loan Research (cumulative 2017 reports).

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approximately 140bps as of December 31, 2016 to finish below 110bps for strong issuers as of December 31, 2017. Similar tightening occurred at all points in the CLO debt stack.

With the CLO investor base continuing to expand and with the increased demand for floating rate product, 2017 was a record year for issuances with over a quarter of a trillion dollars of issuance (inclusive of refinancings and resets). New US CLO issuance remained consistently strong throughout 2017 and ultimately surpassed initial forecasts. For the full year, according to S&P Capital IQ, new US CLO issuance totaled $118.1 billion, the second highest annual amount on record.

Additionally, according to S&P Capital IQ, there were $102.0 billion of CLOs refinanced and $65.0 billion of CLOs reset, both shattering the previous market records. While the first half of 2017 was heavily weighted toward refinancing activity, we saw the market’s focus shift toward resets in the second half of the year.

Looking forward to 2018, our Adviser expects primary issuance of between $90 billion and $110 billion, a slight reduction from the highs of 2017. We also expect reset activity to outpace refinancing activity, with $60 to $70 billion of resets and $20 to $30 billion of refinancing transactions expected in 2018.

On February 9, 2018, the U.S. Court of Appeals for the D.C. Circuit ruled that “open market” CLOs backed by broadly syndicated corporate loans were not intended to be subject to securitization risk retention regulations, reversing a previous lower court decision that initially found against a lawsuit brought by the Loan Syndications and Trading Association, a loan industry trade group, against certain U.S. federal agencies. The court’s decision remains subject to further appeal for a period of time. This decision, unless appealed, effectively ends risk retention for open market CLOs backed by broadly syndicated loans, which are the type of CLO in which the Company primarily invests.

We consider the decision to be a modest positive for the Company should it not be appealed. While the risk retention regulations ultimately had little impact on our ability to source investments, it is possible that their repeal may further expand the opportunity set that we evaluate for the Company. In addition, a repeal also potentially increases the number of resets the can be completed this year which we believe may be a meaningful contributor to performance.

Additional Information

In addition to the Company’s regulatory requirement to file certain quarterly and semi-annual portfolio information as described further in the enclosed report, the Company makes a monthly estimate of NAV and certain additional financial information available to investors via our website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen

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days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s net investment income and realized capital gains or losses per share for the applicable quarter, if available.

Subsequent Developments

In January 2018, the Company completed an underwritten public offering of 2,242,500 million shares of its common stock (including full exercise of the underwriters’ overallotment option) at a public offering price of $18.25 per share, representing an 8.8% gross premium to the Company’s NAV per share of common stock of $16.77 as of December 31, 2017, and resulting in net proceeds to the Company of approximately $38.8 million after payment of underwriting discounts and commissions and offering costs.

Management’s unaudited estimate of the Company’s NAV per common share was between $17.12 and $17.22 as of January 31, 2018.

On January 2, 2018, the Company declared three separate distributions of $0.20 per share on its common stock. The first distribution was paid on January 31, 2018 to holders of record on January 12, 2018. The additional distributions are payable on each of February 28, 2018 and March 29, 2018 to holders of record on February 12, 2018 and March 12, 2018, respectively.

On January 2, 2018, the Company declared three separate distributions of $0.161459 per share on each series of preferred stock. The first distributions were paid on January 31, 2018 to holders of record on January 12, 2018. The additional distributions are payable on each of February 28, 2018 and March 29, 2018 to holders of record on February 12, 2018 and March 12, 2018, respectively.

In the period from January 1, 2018 through February 15, 2018, we received cash distributions on our investment portfolio of $21.7 million (including cash flow from called investments). During that same period, we made gross new investments totaling $36.6 million. As of February 15, 2018, the Company had $19.6 million of cash available for investment.

We appreciate the trust and confidence our stockholders have placed in the Company.

Thomas Majewski

Chief Executive Officer

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This letter is intended to assist stockholders in understanding the Company’s performance during the twelve months ended December 31, 2017. The views and opinions in this letter were current as of February 21, 2018. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein.

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Eagle Point Credit Company Inc.

Annual Report – December 31, 2017

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Important Information

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2017. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither Eagle Point Credit Management LLC (the “Adviser”) nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

About Eagle Point Credit Company Inc.

The Company is a publicly-traded, non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of CLOs.  The Company is externally managed and advised by Eagle Point Credit Management LLC. The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per weighted average share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s net asset value (“NAV”) per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter, if available.

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Information contained on our website is not incorporated by reference into this Annual Report and you should not consider information contained on our website to be part of this Annual Report or any other report we file with the SEC.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

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Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, equity and related investments held by the Company as of December 31, 2017 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2017 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 12/31/2017)[1]

Summary of Underlying Portfolio Characteristics (as of 12/31/2017)[2]

Number of Unique Underlying Obligors	1,253
Largest Exposure to an Individual Obligor	1.00%
Average Individual Obligor Exposure	0.08%
Top 10 Obligors Exposure	6.30%
Currency: USD Exposure	99.8%
Aggregate Indirect Exposure to Senior Secured Loans[3]	97.79%
Weighted Average Junior OC Cushion	4.20%
Weighted Average Market Value of Collateral	98.54%
Weighted Average Stated Spread	3.66%
Weighted Average LIBOR[4] Floor	0.96%
Weighted Average % of Floating Rate Loans w/ LIBOR[4] Floors	75.61%
Weighted Average Rating[5]	B+/B
Weighted Average Maturity	5.2 years

Notes

[1]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions.
[2]	Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, December 2017 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of December 31, 2017 and this data may not be representative of current or future holdings.
[3]	We obtain exposure in underlying senior secured loans indirectly through our investments in CLOs.
[4]	“LIBOR” refers to the London Interbank Offered Rate.
[5]	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of the Company’s CLO equity and loan accumulation facility portfolio.
[6]	Industry categories are based on the S&P industry categorization of each obligor as set forth in CLO trustee reports relating to investments held by the Company or, if such information is not available in CLO trustee reports, the categories are based on equivalent categorizations as reported by a third party data provider. In addition, certain underlying borrowers may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower or in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

1

The top ten underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of December 31, 2017 are provided below:

Top 10 Underlying Obligors[2]

Obligor	% of Total
Dell	1.0%
Asurion	0.7%
TransDigm	0.6%
CenturyLink	0.6%
Energy Future Holdings	0.6%
American Airlines	0.6%
First Data	0.6%
Numericable	0.5%
Altice	0.5%
WME/IMG Worldwide	0.5%
Total	6.3%

The top ten industries of the underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of December 31, 2017 are provided below:

Top 10 Industries of Underlying Obligors[2,6]

Industry	% of Total
Health care	8.8%
Electronics/electrical	5.9%
Business equipment & services	5.9%
Telecommunications	5.9%
Technology	5.4%
Lodging & casinos	5.0%
Financial intermediaries	5.0%
Radio & television	4.4%
Utilities	3.9%
Building & development	3.5%
Total	53.6%

The credit ratings distribution of the underlying obligors on a look-through basis to the Company’s December 31, 2017 is provided below:

The maturity distribution of the underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of December 31, 2017 is provided below:

Please see footnote disclosures on page 1.

2

Consolidated Financial Statements for the Year Ended

December 31, 2017 (Audited)

3

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Assets and Liabilities

As of December 31, 2017

(expressed in U.S. dollars)

ASSETS
Investments, at fair value (cost $499,070,972)	$479,908,271
Cash	14,051,810
Interest receivable	14,008,193
Receivable for securities sold	3,505,362
Prepaid expenses	834,170
Receivable for shares of common stock issued (Note 5)	309,419
Other receivable	348,012
Total Assets	512,965,237

LIABILITIES

7.75% Series A Term Preferred Stock due 2022 (Note 6):
7.75% Series A Term Preferred Stock due 2022 (1,818,000 shares outstanding)	45,450,000
Unamortized deferred debt issuance costs associated with 7.75% Series A Term Preferred Stock due 2022	(1,517,413)
Net 7.75% Series A Term Preferred Stock due 2022 less associated unamortized deferred debt issuance costs	43,932,587

7.75% Series B Term Preferred Stock due 2026 (Note 6):
7.75% Series B Term Preferred Stock due 2026 (1,867,584 shares outstanding)	46,689,600
Unamortized deferred debt issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(2,262,780)
Net 7.75% Series B Term Preferred Stock due 2026 less associated unamortized deferred debt issuance costs	44,426,820

7.00% Unsecured Notes due 2020 (Note 7):
7.00% Unsecured Notes due 2020	59,998,750
Unamortized deferred debt issuance costs associated with 7.00% Unsecured Notes due 2020	(1,747,972)
Net 7.00% Unsecured Notes due 2020 less associated unamortized deferred debt issuance costs	58,250,778

6.75% Unsecured Notes due 2027 (Note 7):
6.75% Unsecured Notes due 2027	31,625,000
Unamortized deferred debt issuance costs associated with 6.75% Unsecured Notes due 2027	(1,262,890)
Net 6.75% Unsecured Notes due 2027 less associated unamortized deferred debt issuance costs	30,362,110

Payable for securities purchased	16,146,348
Incentive fee payable	2,318,265
Management fee payable	1,780,534
Administration fees payable	219,923
Professional fees payable	217,793
Tax expense payable	36,000
Other expenses payable	17,640
Total Liabilities	197,708,798

COMMITMENTS AND CONTINGENCIES (Note 9)

NET ASSETS applicable to 18,798,815 shares of $0.001 par value common stock outstanding	$315,256,439

NET ASSETS consist of:
Paid-in capital (Note 5)	$358,106,118
Aggregate common stock distributions paid in excess of net investment income	(29,739,325)
Accumulated net realized gain (loss) on investments	6,052,347
Net unrealized appreciation (depreciation) on investments	(19,162,701)
Total Net Assets	$315,256,439
Net asset value per share of common stock	$16.77

See accompanying notes to the consolidated financial statements

4

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2017

(expressed in U.S. dollars)

Issuer (1)	Investment (2) (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
CLO Debt (5)
CIFC Funding 2014, Ltd.	CLO Secured Note - Class F (6.60% due 4/18/25)	$1,870,000	$1,656,935	$1,870,000	0.59%
Dryden 53 CLO, Ltd.	CLO Secured Note - Class F (9.20% due 1/15/31)	830,000	803,025	803,025	0.25%
KVK CLO 2014-1 Ltd.	CLO Secured Note - Class E (6.17% due 5/15/26)	850,000	770,686	799,170	0.25%
Marathon CLO VIII Ltd.	CLO Secured Note - Class D (7.40% due 7/18/27)	1,500,000	1,429,896	1,500,900	0.48%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Secured Note - Class A-R (2.37% due 1/15/31)	1,350,000	1,350,000	1,350,000	0.43%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Secured Note - Class D-R (3.67% due 1/15/31)	280,000	280,000	280,000	0.09%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Secured Note - Class E-R (4.62% due 1/15/31)	355,000	355,000	355,000	0.11%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Secured Note - Class F-R (7.47% due 1/15/31)	330,000	306,900	306,900	0.10%
			6,952,442	7,264,995	2.30%
CLO Equity (6)
ALM VIII, Ltd.	CLO Preferred Shares (estimated yield of 11.13% due 10/20/28) (7)	8,725,000	5,893,020	5,563,935	1.76%
ALM XIX, Ltd.	CLO Preferred Shares (estimated yield of 11.18% due 7/15/28)	1,300,000	1,272,420	1,232,291	0.39%
Apidos CLO XIV	CLO Subordinated Note (estimated yield of 0.00% due 4/15/25) (8)	11,177,500	1,633,346	1,050,685	0.33%
Ares XLI CLO Ltd.	CLO Subordinated Note (estimated yield of 11.82% due 1/15/29) (7)	18,995,000	15,951,635	15,524,224	4.92%
Ares XLIII CLO Ltd.	CLO Subordinated Note (estimated yield of 15.47% due 10/15/29) (7)	20,100,000	17,286,976	17,152,829	5.44%
Ares XXXIX CLO Ltd.	CLO Subordinated Note (estimated yield of 14.21% due 7/18/28)	4,022,535	2,953,120	3,127,753	0.99%
Atlas Senior Loan Fund, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 8/15/24) (8) (9)	6,350,000	-	241,300	0.08%
Atrium IX	CLO Subordinated Note (estimated yield of 20.70% due 2/28/47)	9,210,000	5,465,533	7,044,055	2.23%
Atrium XI	CLO Subordinated Note (estimated yield of 10.84% due 10/23/25)	5,903,000	4,625,903	4,601,964	1.46%
Avery Point V CLO, Ltd.	CLO Income Note (estimated yield of 0.00% due 7/17/26) (10)	10,875,000	5,887,289	2,610,000	0.83%
Babson CLO Ltd. 2013-II	CLO Subordinated Note (estimated yield of 15.74% due 1/18/25) (7)	12,939,125	6,938,583	6,311,307	2.00%
Bain Capital Credit CLO 2016-2, Limited	CLO Subordinated Note (estimated yield of 9.54% due 1/15/29) (7)	16,700,000	13,951,519	12,977,188	4.12%
Barings CLO Ltd. 2016-III	CLO Subordinated Note (estimated yield of 11.90% due 1/15/28) (7)	38,150,000	31,124,919	29,882,824	9.48%
Battalion CLO IX Ltd.	CLO Subordinated Note (estimated yield of 9.29% due 7/15/28) (7)	18,250,000	14,571,346	11,224,125	3.56%
Birchwood Park CLO, Ltd.	CLO Income Note (estimated yield of 18.49% due 7/15/26)	1,575,000	800,040	632,326	0.20%
BlueMountain CLO 2013-2, Ltd.	CLO Subordinated Note (estimated yield of 9.18% due 10/22/26)	5,000,000	3,341,692	2,943,218	0.93%
Bowman Park CLO Ltd.	CLO Subordinated Note (estimated yield of 15.75% due 11/23/25)	8,180,000	5,290,083	4,336,345	1.38%
Bristol Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 11.58% due 4/15/29) (7)	34,250,000	27,622,032	25,966,184	8.24%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	CLO Subordinated Note (estimated yield of 27.77% due 10/16/25)	8,300,000	4,700,879	5,553,084	1.76%
Carlyle US CLO 2017-4, Ltd.	CLO Income Note (estimated yield of 16.53% due 1/15/30)	8,462,500	7,270,049	7,732,719	2.45%
CIFC Funding 2013-II, Ltd. (11)	CLO Income Note (estimated yield of 21.30% due 10/18/30) (7)	21,303,125	8,751,718	10,170,784	3.23%
CIFC Funding 2014, Ltd.	CLO Subordinated Note (estimated yield of 23.66% due 4/18/25) (7)	13,387,500	7,349,996	6,440,761	2.04%
CIFC Funding 2014, Ltd.	CLO Income Note (estimated yield of 23.66% due 4/18/25)	500,000	291,093	239,140	0.08%
CIFC Funding 2014-III, Ltd.	CLO Income Note (estimated yield of 16.83% due 7/22/26)	14,000,000	8,594,964	8,140,499	2.58%
CIFC Funding 2014-IV, Ltd.	CLO Income Note (estimated yield of 4.84% due 10/17/26)	7,000,000	4,422,388	3,037,351	0.96%
CIFC Funding 2015-III, Ltd.	CLO Subordinated Note (estimated yield of 11.44% due 10/19/27) (7)	11,616,216	8,221,756	7,570,453	2.40%
Cutwater 2015-I, Ltd.	CLO Subordinated Note (estimated yield of 26.88% due 7/15/27) (7)	22,300,000	14,345,843	16,262,164	5.16%
Dewolf Park CLO, Ltd.	CLO Income Note (estimated yield of 14.46% due 10/15/30) (7)	7,700,000	6,841,758	6,734,190	2.14%
Dryden 53 CLO, Ltd.	CLO Income Note (estimated yield of 16.76% due 1/15/31)	10,960,000	9,550,873	9,550,873	3.03%
Dryden 56 Euro CLO 2017 B.V. (12)	CLO Subordinated Note (estimated yield of 10.65% due 1/15/32)	2,010,000	1,855,636	1,903,667	0.60%
Flagship CLO VIII, Ltd.	CLO Subordinated Note (estimated yield of 8.95% due 1/16/26) (7)	20,000,000	11,281,669	7,913,958	2.51%
Flagship CLO VIII, Ltd.	CLO Income Note (estimated yield of 8.95% due 1/16/26)	7,360,000	3,799,633	2,731,776	0.87%
Galaxy XVIII CLO, Ltd.	CLO Subordinated Note (estimated yield of 1.69% due 10/15/26)	5,000,000	2,734,279	1,940,255	0.62%
GoldenTree Loan Opportunities VIII, Limited	CLO Subordinated Note (estimated yield of 0.00% due 4/19/26) (8)	16,560,000	2,654,343	2,649,600	0.84%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (estimated yield of 13.02% due 10/22/25)	5,750,000	3,433,692	2,220,108	0.70%
Harbourview CLO VII, Ltd.	CLO Subordinated Note (estimated yield of 19.13% due 11/18/26)	1,100,000	581,369	631,444	0.20%
KVK CLO 2013-2 Ltd.	CLO Subordinated Note (estimated yield of 20.13% due 1/15/26)	4,604,000	1,837,157	1,539,297	0.49%
KVK CLO 2014-1 Ltd.	CLO Subordinated Note (estimated yield of 22.39% due 5/15/26)	3,175,000	1,084,987	766,750	0.24%
Madison Park Funding VIII, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/22/22) (8)	9,050,000	276,399	226,250	0.07%
Madison Park Funding XXI, Ltd.	CLO Subordinated Note (estimated yield of 13.66% due 7/25/29)	3,000,000	2,472,127	2,881,403	0.91%
Marathon CLO VI Ltd.	CLO Subordinated Note (estimated yield of 26.23% due 5/13/25)	2,975,000	1,460,387	1,412,218	0.45%
Marathon CLO VII Ltd.	CLO Subordinated Note (estimated yield of 19.86% due 10/28/25)	10,526,000	6,673,630	6,572,471	2.08%
Marathon CLO VIII Ltd.	CLO Subordinated Note (estimated yield of 19.46% due 7/18/27)	14,500,000	10,689,724	11,494,573	3.65%
Marathon CLO X Ltd.	CLO Subordinated Note (estimated yield of 13.48% due 11/15/29)	2,550,000	2,422,500	2,405,742	0.76%
Octagon Investment Partners 26, Ltd.	CLO Subordinated Note (estimated yield of 11.34% due 4/15/27) (7)	13,750,000	10,337,894	11,982,864	3.80%
Octagon Investment Partners 27, Ltd.	CLO Subordinated Note (estimated yield of 11.19% due 7/15/27) (7)	11,804,048	9,362,677	10,142,468	3.22%
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (estimated yield of 10.30% due 7/15/29) (7)	16,534,625	11,375,680	9,552,229	3.03%
Octagon Investment Partners XIV, Ltd.	CLO Income Note (estimated yield of 10.30% due 7/15/29)	4,037,500	2,112,782	2,094,136	0.66%
Octagon Investment Partners XIX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/26) (10)	3,000,000	1,648,432	1,230,000	0.39%
Octagon Investment Partners XVII, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/25/25) (10)	12,000,000	6,630,456	3,720,000	1.18%
Octagon Investment Partners XX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 8/12/26) (10)	2,500,000	1,704,832	1,125,000	0.36%

See accompanying notes to the consolidated financial statements

5

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2017

(expressed in U.S. dollars)

Issuer (1)	Investment (2) (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
CLO Equity (6)
OFSI BSL VIII, Ltd.	CLO Income Note (estimated yield of 18.47% due 8/16/37) (7)	10,750,000	9,638,450	9,446,501	3.00%
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (estimated yield of 1.75% due 10/20/25)	6,750,000	4,786,114	4,188,828	1.33%
Pinnacle Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 8.31% due 4/15/26)	2,175,000	1,057,313	852,056	0.27%
Regatta III Funding Ltd.	CLO Subordinated Note (estimated yield of 4.47% due 4/15/26)	2,500,000	1,350,480	999,990	0.32%
Sheridan Square CLO, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/25) (8)	2,125,000	53,790	42,500	0.01%
Steele Creek CLO 2015-1, Ltd.	CLO Subordinated Note (estimated yield of 17.96% due 5/21/29)	8,100,000	6,008,266	5,966,166	1.89%
THL Credit Wind River 2013-2 CLO Ltd. (11)	CLO Income Note (estimated yield of 18.03% due 10/18/30) (7)	14,847,500	9,661,725	9,510,099	3.02%
THL Credit Wind River 2014-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 21.31% due 4/18/26)	11,800,000	6,391,538	5,999,617	1.90%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Income Note (estimated yield of 10.27% due 1/15/31)	2,550,000	1,344,799	1,234,418	0.39%
THL Credit Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (estimated yield of 19.45% due 1/22/27)	13,000,000	9,194,900	9,882,620	3.13%
THL Credit Wind River 2016-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 14.12% due 7/15/28) (7)	13,050,000	10,890,302	11,203,725	3.55%
THL Credit Wind River 2017-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 20.03% due 4/18/29) (7)	14,950,000	12,513,388	12,810,263	4.06%
THL Credit Wind River 2017-3 CLO Ltd.	CLO Income Note (estimated yield of 15.56% due 10/15/30) (7)	18,150,000	15,949,677	16,114,737	5.11%
Venture XXX CLO, Limited	CLO Subordinated Note (estimated yield of 16.87% due 1/15/31)	4,175,000	3,633,870	3,793,114	1.20%
Vibrant CLO V, Ltd.	CLO Subordinated Note (estimated yield of 16.90% due 1/20/29)	4,200,000	3,547,951	3,458,992	1.10%
Voya CLO 2014-4, Ltd.	CLO Subordinated Note (estimated yield of 13.28% due 10/14/26)	10,000,000	7,202,235	6,206,571	1.97%
Zais CLO 3, Limited	CLO Subordinated Note (estimated yield of 31.58% due 7/15/27) (7)	11,750,000	6,849,045	7,807,086	2.48%
Zais CLO 5, Limited	CLO Subordinated Note (estimated yield of 20.00% due 10/15/28)	5,950,000	4,164,831	4,477,603	1.42%
Zais CLO 6, Limited	CLO Subordinated Note (estimated yield of 18.04% due 7/15/29)	8,420,000	6,212,446	6,983,562	2.22%
Zais CLO 7, Limited	CLO Income Note (estimated yield of 19.02% due 4/15/30)	6,000,000	4,916,352	5,300,791	1.68%
			466,748,530	447,270,019	141.87%
Loan Accumulation Facilities (13)
Salmagundi I Income Note, Ltd.	Loan Accumulation Facility (Preference shares)	7,620,000	7,620,000	7,622,786	2.42%
Salmagundi II Income Note, Ltd.	Loan Accumulation Facility (Preference shares)	2,860,000	2,860,000	2,860,016	0.91%
Salmagundi III Income Note, Ltd.	Loan Accumulation Facility (Preference shares)	3,020,000	3,020,000	3,020,037	0.96%
Salmagundi IV Income Note, Ltd.	Loan Accumulation Facility (Income notes)	7,620,000	7,620,000	7,620,396	2.42%
Salmagundi V Income Note, Ltd.	Loan Accumulation Facility (Income notes)	4,250,000	4,250,000	4,250,022	1.35%
			25,370,000	25,373,257	8.05%

Total investments at fair value as of December 31, 2017			$499,070,972	$479,908,271	152.23%

Net assets above (below) fair value of investments				(164,651,832)

Net assets as of December 31, 2017				$315,256,439

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, we would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
(2)	All investments are restricted and categorized as structured finance securities.
(3)	The fair value of all investments was determined using significant, unobservable inputs.
(4)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors (the "Board").
(5)	CLO debt positions reflect the coupon rates as of December 31, 2017.
(6)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the Company's CLO equity positions are monitored and evaluated at each reporting date. Additionally, it is the Company's policy to update the effective yield for each CLO equity position held within the Company's portfolio on the respective anniversary date of the CLO investment's formation. The Company also updates a CLO equity investment's effective yield in each instance where there is a respective partial sale, add-on purchase, refinancing or reset involving the CLO equity investment held. The estimated yield and investment cost may ultimately not be realized. As of December 31, 2017, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 14.42%.
(7)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(8)	As of December 31, 2017, the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(9)	As of December 31, 2017, investment cost has been fully amortized. Recurring distributions, once received, will be recognized as realized gain.
(10)	As of December 31, 2017, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost.
(11)	For the quarter ending December 31, 2017, the Company converted its CLO equity investment from subordinated notes to income notes.
(12)	Investment is denominated in EUR.
(13)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

See accompanying notes to the consolidated financial statements

6

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Operations

For the year ended December 31, 2017

(expressed in U.S. dollars)

INVESTMENT INCOME
Interest income	$60,923,553
Other income	4,368,126
Total Investment Income	65,291,679

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	3,678,113
Interest expense on 7.75% Series B Term Preferred Stock due 2026	3,737,051
Interest expense on 7.00% Unsecured Notes due 2020	4,637,639
Interest expense on 6.75% Unsecured Notes due 2027	876,328
Total Interest Expense	12,929,131

Incentive fee	8,291,708
Management fee	6,939,523
Administration fees	1,084,296
Professional fees	956,395
Directors' fees	356,000
Other expenses	807,431
Total Expenses	31,364,484

NET INVESTMENT INCOME, BEFORE TAX EXPENSE	33,927,195
Less: tax expense, including excise taxes (1)	760,200
NET INVESTMENT INCOME, AFTER TAX EXPENSE	33,166,995

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and foreign currency	3,340,602
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(5,376,641)
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(2,036,039)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,130,956

(1) Tax expense was reduced by an expected federal excise tax refund of $348,012 associated with the tax year ending November 30, 2016.

See accompanying notes to the consolidated financial statements

7

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

	For the	For the
	year ended	year ended
	December 31, 2017	December 31, 2016
Net increase (decrease) in net assets resulting from operations:
Net investment income	$33,166,995	$31,374,840
Net realized gain (loss) on investments and foreign currency	3,340,602	1,915,455
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(5,376,641)	57,289,768
Total net increase (decrease) in net assets resulting from operations	31,130,956	90,580,063

Common stock distributions paid to stockholders:
Common stock distributions from net investment income	(33,166,995)	(31,374,840)
Common stock distributions from net realized gains on investments and foreign currency	(3,340,602)	(1,915,455)
Common stock distributions from return of capital	(10,899,293)	(3,160,204)
Total common stock distributions paid to stockholders	(47,406,890)	(36,450,499)

Capital share transactions:
Issuance of shares of common stock upon the Company's follow-on offerings, net of underwriting discounts, commissions and offering expenses	28,631,650	43,337,451
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	11,246,572	-
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	3,606,816	973,235
Total capital share transactions	43,485,038	44,310,686

Total increase (decrease) in net assets	27,209,104	98,440,250
Net assets at beginning of period	288,047,335	189,607,085
Net assets at end of period	$315,256,439	$288,047,335

Capital share activity:
Shares of common stock sold upon the Company's follow-on offerings	1,552,500	2,597,553
Shares of common stock sold pursuant to the Company's "at the market" program	584,108	-
Shares of common stock issued pursuant to the Company's dividend reinvestment plan	187,328	57,216
Total increase (decrease) in capital share activity	2,323,936	2,654,769

See accompanying notes to the consolidated financial statements

8

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Cash Flows

For the year ended December 31, 2017

(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$31,130,956

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(257,854,718)
Proceeds from sales or maturity of investments (1)	186,693,483
Net realized (gain) loss on investments and foreign currency	(3,340,602)
Net change in unrealized (appreciation) depreciation on investments and foregin currency	5,376,641
Net amortization (accretion) included in interest expense on 7.75% Series A Term Preferred Stock due 2022	155,723
Net amortization (accretion) included in interest expense on 7.75% Series B Term Preferred Stock due 2026	149,768
Net amortization (accretion) included in interest expense on 7.00% Unsecured Notes due 2020	437,726
Net amortization (accretion) included in interest expense on 6.75% Unsecured Notes due 2027	34,312
Net amortization (accretion) of premiums or discounts on CLO debt securities	(44,784)
Changes in assets and liabilities:
Interest receivable	(3,081,367)
Receivable for securities sold	(3,505,362)
Prepaid expenses	(377,638)
Other receivable	(348,012)
Payable for securities purchased	16,022,035
Incentive fee payable	14,588
Management fee payable	234,126
Administration fees payable	53,616
Professional fees payable	(43,301)
Tax expense payable	(599,950)
Directors' fees payable	(43,750)
Other expenses payable	(87,641)

Net cash provided by (used in) operating activities	(29,024,151)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions paid to stockholders	(57,291,817)
Issuance of shares of common stock upon the Company's follow-on offerings, net of underwriting discounts, commissions and offering expenses	28,631,650
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	11,246,572
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	3,297,397
Issuance of 7.75% Series B Term Preferred Stock due 2026	689,600
Deferred debt issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(79,616)
Issuance of 6.75% Unsecured Notes due 2027	31,625,000
Deferred debt issuance costs associated with 6.75% Unsecured Notes due 2027	(1,297,202)

Net cash provided by (used in) financing activities	16,821,584

NET INCREASE (DECREASE) IN CASH	(12,202,567)

CASH, BEGINNING OF PERIOD	26,254,377

CASH, END OF PERIOD	$14,051,810

Supplemental disclosure of non-cash financing activities:
Change in receivable for shares of common stock issued	$309,419

Supplemental disclosures:
Cash paid for interest expense on 7.75% Series A Term Preferred Stock due 2022	$3,522,390
Cash paid for interest expense on 7.75% Series B Term Preferred Stock due 2026	$3,587,283
Cash paid for interest expense on 7.00% Unsecured Notes due 2020	$4,199,913
Cash paid for interest expense on 6.75% Unsecured Notes due 2027	$842,016
Cash paid for income, franchise and excise taxes	$1,708,162

(1) Proceeds from sales or maturity of investments includes $57,690,738 of recurring cash flows which are considered return of capital on portfolio investments.

See accompanying notes to the consolidated financial statements

9

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other securities and instruments related to these investments or that Eagle Point Credit Management (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of December 31, 2017, the Company had three wholly-owned subsidiaries: Eagle Point Credit Company Sub LLC, a Delaware limited liability company, Eagle Point Credit Company Sub (Cayman) Ltd., a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (Cayman) Ltd, a Cayman Islands exempted company.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and, on October 8, 2014, the Company’s shares began trading on the NYSE.

See Note 5 “Common Stock” for further discussion relating to the Conversion and the IPO.

On July 20, 2016, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo. The principal business address of Wells Fargo is 9062 Old Annapolis Road, Columbia, Maryland 21045.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment

10

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, a wholly-owned subsidiary of the Adviser, is the administrator of the Company (the “Administrator”).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimated.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

11

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between the cash distribution and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment.

Effective yields for the Company’s CLO equity positions are monitored and evaluated at each reporting date. Additionally, it is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio on the respective anniversary date of the CLO investment’s formation. The Company also updates a CLO equity investment’s effective yield in each instance where there is a respective partial sale, add-on purchase, refinancing or reset involving the CLO equity investment held.

12

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

Interest income from loan accumulation facilities is characterized and recorded based on information provided by the trustees of each loan accumulation facility.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series A Term Preferred Stock due 2022 (the “Series A Term Preferred Stock”) and its 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock,” and collectively with the Series A Term Preferred Stock, the “Preferred Stock”), and interest, paid and accrued, associated with its 7.00% Unsecured Notes due 2020 (the “Series 2020 Notes”) and its 6.75% Unsecured Notes due 2027 (the “Series 2027 Notes,” and collectively with the Series 2020 Notes, the “Unsecured Notes”).

For the year ended December 31, 2017, the Company incurred a total of $7,415,164 in interest expense on the Preferred Stock, of which, $0 was payable as of December 31, 2017. For the year ended December 31, 2017, the Company incurred a total of $5,513,967 in interest expense on the Unsecured Notes, of which $0 was payable as of December 31, 2017.

Interest expense also includes the Company’s amortization of deferred debt issuance costs associated with its Preferred Stock and its Unsecured Notes, as well as amortization of original issue discounts and accretion of premiums associated with its Series B Term Preferred Stock and its Series 2020 Notes.

See Note 6 “Mandatorily Redeemable Preferred Stock” and Note 7 “Unsecured Notes” for further discussion relating to the Preferred Stock issuances and the Unsecured Notes issuances, respectively.

Deferred Debt Issuance Costs

Deferred debt issuance costs consist of fees and expenses incurred in connection with the issuances of the Preferred Stock and Unsecured Notes, as well as unamortized original issue discounts and premiums associated with the Series B Term Preferred Stock and the Unsecured Notes. Deferred debt issuance costs were capitalized at the time of issuance and are being amortized using the effective interest method over the respective terms of the Preferred Stock and Unsecured Notes. Amortization of deferred debt issuance costs are reflected in the interest expense on mandatorily redeemable preferred stock and interest expense on unsecured notes balances in the Consolidated Statement of Operations. In the event of an early redemption of the Preferred Stock or the Unsecured Notes, the remaining balance of unamortized deferred debt issuance costs associated with such debt will be accelerated into interest expense.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held as of December 31, 2017.

Foreign Currency

The Company does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments and foreign currency. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency

13

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends and interest recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s shelf registration and ATM program that have not been allocated to date.

Other Receivable

Other receivable reflects an expected refund of $348,012 associated with previously recorded December 31, 2016 U.S. federal excise tax.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Company intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required. The Company has adopted November 30th as its fiscal tax year end. The Company intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Company’s tax return filings generally remain open for three years. The Company has analyzed its tax positions for its fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Company’s financial statements.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

For the year ended December 31, 2017, $251,988 was reclassed between Aggregate common stock distributions paid in excess of net investment income and Paid-in-capital. This reclass was primarily due to nondeductible U.S. federal excise taxes paid in relation to the 2016 excise tax year. These differences have no effect on net assets or net asset value per share.

For the year ended December 31, 2017, the Company incurred $180,827 in Delaware franchise tax expense.

14

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

For the tax year ended November 30, 2017, the estimated components of distributable earnings, on a tax basis, were as follows:

For the
tax year ended
November 30, 2017

Undistributed ordinary income	$-
Capital loss carryforward	(12,993,713)
Unrealized depreciation	(143,278,290)

As of the tax period ended November 30, 2017, the Company has $0 of short-term capital losses and $12,993,713 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions declared and paid for the tax year ended November 30, 2017 were ordinary dividends of $59,679,146 and return of capital of $952,542 and for the tax year ended November 30, 2016 were ordinary dividends of $38,751,382 and for the tax year ended November 30, 2015 were ordinary dividends of $22,391,925 and return of capital of $11,958,421. Tax information for the tax year ended November 30, 2017 is estimated and is not considered final until the Company files its tax return.

As of December 31, 2017, the Company’s tax cost for federal income tax purposes was $623,186,561. Accordingly, accumulated net unrealized depreciation on investments held by the Company was $(143,278,290), consisting of $4,825,597 gross unrealized appreciation and $(148,103,887) gross unrealized depreciation.

Eagle Point Credit Company Sub LLC, a wholly-owned subsidiary of the Company, changed its current tax entity classification and elected to be treated as a disregarded entity from its sole owner effective September 1, 2017. For the year ending December 31, 2017, Eagle Point Credit Company Sub LLC incurred $747,673 in federal income tax expense and $179,712 in state income tax expense.

Depending on the level of taxable income earned in a tax year, the Company is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required.

To the extent that the Company has determined that its estimated current year annual taxable income will be in excess of estimated current year distributions from such income, the Company accrues and pays excise tax on its estimated excess taxable income that has not been distributed. The Company has not accrued U.S. federal excise tax for the year ended December 31, 2017 as common distributions are expected to cover taxable income for the period. As of December 31, 2017, the Company recorded an estimated U.S. federal excise tax refund of $348,012 associated with the tax year ending November 30, 2016. The expected U.S. federal excise tax refund is reported in the other receivable balance in the Consolidated Statement of Assets and Liabilities.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for either U.S. federal income tax or U.S. GAAP purposes and are intended to be paid monthly. Distributions paid to common stockholders are recorded as a liability on record date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s

15

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

net taxable income over the Company’s aggregate monthly distributions paid during the year.

For the year ended December 31, 2017, the Company declared and paid distributions on common stock of $47,406,890 or $2.65 per share.

For the year ended December 31, 2017, the Company declared and paid dividends on the Series A Term Preferred Stock of $3,522,390 or $0.161459 per share.

For the year ended December 31, 2017, the Company declared and paid dividends on the Series B Term Preferred Stock of $3,587,283 or $0.161459 per share.

The characterization of distributions paid to stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for U.S. GAAP purposes. Such estimates are subject to be characterized differently for federal income tax purposes at year-end.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2017:

Fair Value Measurement

	Level I	Level II	Level III	Total

CLO Debt	$-	$-	$7,264,995	$7,264,995
CLO Equity	-	-	$447,270,019	$447,270,019
Loan Accumulation Facilities	-	-	$25,373,257	$25,373,257
Total Investments at Fair Value	$-	$-	$479,908,271	$479,908,271

There were no transfers of investments between these levels during the year ended December 31, 2017.

16

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

The changes in investments classified as Level III are as follows for the year ended December 31, 2017:

Change in Investments Classified as Level III

			Loan
			Accumulation
	CLO Debt	CLO Equity	Facilities		Total

Beginning Balance at January 1, 2017	$7,192,748	$385,595,367	$17,950,176		$410,738,291
Purchases of investments	39,070,376	151,051,392 (1)	67,732,950		257,854,718
Proceeds from sales or maturity of investments	(40,793,242)	(85,481,745)	(60,418,496)	(1)	(186,693,483)
Net (amortization) accretion of premiums or discounts on CLO debt securities	44,784	-	-		44,784
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	1,750,329	(3,894,995)	108,627		(2,036,039)

Balance as of December 31, 2017	$7,264,995	$447,270,019	$25,373,257		$479,908,271

Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2017	$361,061	$(11,388,420)	$3,257		$(11,024,102)

(1) Reflects $54,728,547 of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO Equity.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Consolidated Statement of Operations.

The change in unrealized depreciation on investments still held as of December 31, 2017 was $(11,024,102).

Valuation of CLO Subordinated and Income Notes

The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate fair value of each CLO subordinated and income note investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes a third-party financial model as an input to estimate the fair value of CLO subordinated and income note investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

17

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of December 31, 2017. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of December 31, 2017.

	Quantitative Information about Level III Fair Value Measurements
	Fair Value as of	Valuation
Assets	December 31, 2017	Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average
CLO Equity	$447,270,019	Discounted Cash Flows	Constant Default Rate	0.00% - 2.00%
			Constant Prepayment Rate	25.00%
			Reinvestment Spread	3.05% - 3.95% / 3.50%
			Reinvestment Price	99.50%
			Reinvestment Floor (1)	1.00%
			Recovery Rate	69.12% - 70.00% / 69.79%
			Discount Rate to Maturity	4.93% - 43.45% / 14.97%

(1) Assumed 1% reinvestment floor for 2 years after purchase of asset and 0% thereafter

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Adviser categorizes CLO subordinated and income notes as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Valuation of CLO Debt

The Company’s CLO debt has been valued using non-binding indicative mid-point prices provided by an independent pricing service. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of these investments as of December 31, 2017.

The Adviser categorizes CLO debt as Level III investments. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Valuation of Loan Accumulation Facilities

Loan accumulation facilities are typically short- to medium-term in nature and are entered into in contemplation of a specific CLO investment. Unless the loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines the originally contemplated CLO is unlikely to be consummated, the fair value of the loan accumulation facility is based on the cost of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee. In all other situations, the fair value of the loan accumulation facility is based on the market value of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee.

The Adviser categorizes loan accumulation facilities as Level III investments. There is no active market and prices are unobservable.

18

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

Investment Risk Factors and Concentration of Investments

Market Risk

Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Company’s portfolio of investments may lack diversification among CLO securities and related investments, the Company is susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral they hold.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Risks of Investing in CLOs

The Company’s investments consist in part of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments the Company holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Company invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Company may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

Risks of Investing in Loan Accumulation Facilities

The Company invests in loan accumulation facilities, which are short- to medium-term facilities often provided

19

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. In addition, there typically will be no assurance future CLOs will be consummated or that loans held in such a facility are eligible for purchase by the CLO. Furthermore, the Company likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event the Company does have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event the Company’s interest expense was to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk

Because CLOs generally issue debt on a floating rate basis, an increase in LIBOR will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have LIBOR floors such that, when LIBOR is below the stated LIBOR floor, the stated LIBOR floor (rather than LIBOR itself) is used to determine the interest payable under the loans. Therefore, if LIBOR increases but stays below the average LIBOR floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario would result in smaller distributions to equity holders of a CLO. As of the date of the consolidated financial statements, due to recent increases in interest rates, LIBOR has increased above the LIBOR floor set for many senior secured loans and, as such, as of the date of the consolidated financial statements, LIBOR is near or above the weighted average floor of the senior secured loans held by the CLOs in which the Company invests.

LIBOR Risk

The CLOs in which the Company invests typically obtain financing at a floating rate based on LIBOR. Regulators and law enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contributed to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice and the United Kingdom Financial Conduct Authority, or “FCA,” in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. On July 9, 2013, it was announced that the NYSE Euronext Rate Administration Limited would take over the

20

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

administration of LIBOR from the BBA, subject to authorization from the Financial Conduct Authority and following a period of transition. Accordingly, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed this role on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue, or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Company’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Company’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). The Federal Reserve Bank of New York said that the publication of these alternative rates is targeted to commence by mid-2018.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

Low Interest Rate Environment

As of the date of the consolidated financial statements, despite recent increases in interest rates from near historically low levels, interest rates in the United States remain relatively low, which may increase the Company’s exposure to risks associated with rising interest rates. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the average LIBOR floor, there may not be corresponding increases in investment income resulting in smaller distributions to equity investors in these CLOs. Given the structure of the Company’s investment advisory agreement with the Adviser, a general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the agreement without any additional increase in relative performance on the part of the Adviser.

21

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

Leverage Risk

The Company has incurred leverage through the issuances of the Preferred Stock and the Unsecured Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). Accordingly, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company is currently invested are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Company generally pays a proportionate share of the CLOs’ administrative, management and other expenses. In addition, the Company may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing overall exposure and capital at risk to such CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. With respect to investments in CLO securities and credit investments that are secured, there can be no assurance that any liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment for scheduled dividends, interest or principal. Also, there can be no assurance that any such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock

22

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

and the paid-in, or stated, capital of the Preferred Stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $6,939,523 for the year ended December 31, 2017, of which $1,780,534 was payable as of December 31, 2017.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount ) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $8,291,708 for the year ended December 31, 2017, of which $2,318,265 was payable as of December 31, 2017.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, a wholly-owned subsidiary of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff.  The

23

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the year ended December 31, 2017, the Company was charged a total of $1,084,296 in administration fees consisting of $881,174 and $203,122, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $219,923 was payable as of December 31, 2017.

Affiliated Ownership

As of December 31, 2017, certain directors, officers and other related parties, including members of the Company’s management, held 47.2% of the Company’s common stock and 1.1% of the Series A Term Preferred Stock. This represented 39.5% of the total outstanding voting stock of the Company as of December 31, 2017. Additionally, certain officers of the Company hold 0.1% of the Series 2020 Notes as of December 31, 2017. Officers of the Company did not hold any of the Series 2027 Notes as of December 31, 2017.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

5.	COMMON STOCK

In 2014, the Company converted from a Delaware limited liability company into a Delaware corporation, at which time the Sole Member of Eagle Point Credit Company LLC became a stockholder of Eagle Point Credit Company Inc. and was issued an aggregate of 8,656,057 shares of common stock, par value $0.001 per share. Additionally, the Company priced its IPO and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share.

In 2016, the Company closed three follow-on offerings, issuing an aggregate of 2,597,553 shares of its common stock resulting in aggregate net proceeds to the Company of $43.3 million after payment of underwriting discounts, commissions and offering expenses.

On February 24, 2017, the Company announced its intention to make distributions of $0.20 per common share each month compared to its prior practice of distributing $0.60 per common share on a quarterly basis.

On April 25, 2017, the Company closed a follow-on, underwritten, public offering of 1,350,000 shares of its common stock at $19.50 per share, resulting in net proceeds to the Company of approximately $24.9 million after payment of underwriting discounts and commissions, structuring fees and offering expenses. In addition, the underwriters fully exercised the overallotment option granted to them in connection with the offering and purchased an additional 202,500 shares of the Company’s common stock, resulting in additional net proceeds to the Company of approximately $3.8 million after payment of underwriting discounts and commissions, and structuring fees.

On July 14, 2017, the Company launched an “at-the-market” offering to sell up to $50,000,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on June 29, 2017 and additional supplements thereafter. As of December 31, 2017, the Company sold 584,108 shares of its common stock, pursuant to the “at-the-market” offering for total net proceeds to the Company of approximately $11.2 million, after payment of underwriting discounts and commissions of approximately $0.3 million.

24

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

Underwriting discounts and commissions, structuring fees and offering expenses associated with the Company’s issuances of its common stock were borne by all common stockholders of the Company as a charge to stockholders’ equity.

For the year ended December 31, 2017, 187,328 shares of common stock were issued in connection with the DRIP. For the years ended December 31, 2016 and December 31, 2015, 57,216 and 8,752 shares of common stock were issued in connection with the DRIP, respectively.

As of December 31, 2017, there were 100,000,000 shares of common stock authorized, of which 18,798,815 shares were issued and outstanding.

6.	MANDATORILY REDEEMABLE PREFERRED STOCK

In 2015, the Company conducted an underwritten, public offering of 1,818,000 shares of its Series A Term Preferred Stock, at a public offering price of $25 per share, resulting in net proceeds to the Company of $43.3 million after payment of underwriting discounts, commissions and offering expenses.

In 2016, the Company conducted two underwritten, public offerings of its Series B Term Preferred Stock issuing an aggregate of 1,840,000 shares at a public offering price of $25 per share, resulting in aggregate net proceeds to the Company of $43.6 million, after payment of underwriting discounts, commissions and offering expenses.

On July 14, 2017, the Company launched an “at-the-market” offering to sell up to 1,000,000 shares of Series B Term Preferred Stock with an aggregate liquidation preference of $25,000,000, pursuant to a prospectus supplement filed with the SEC on June 29, 2017 and additional supplements thereafter. As of December 31, 2017, the Company sold 27,584 shares of its Series B Term Preferred Stock, pursuant to the “at-the-market” offering for total net proceeds to the Company of approximately $0.7 million, after payment of underwriting discounts and commissions.

The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on June 30, 2022, at a redemption price of $25 per share (the “Series A Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time on or after June 29, 2018, the Company may, at its sole option, redeem the outstanding shares of the Series A Term Preferred Stock.

The Company is required to redeem all outstanding shares of the Series B Term Preferred Stock on October 30, 2026, at a redemption price of $25 per share (the “Series B Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time on or after October 29, 2021, the Company may, at its sole option, redeem the outstanding shares of the Series B Term Preferred Stock.

Except where otherwise stated in the 1940 Act or the Company’s certification of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

As of December 31, 2017, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 1,818,000 shares of Series A Term Preferred Stock were issued and outstanding, and 1,867,584 shares of Series B Term Preferred Stock were issued and outstanding.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

25

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

7.	UNSECURED NOTES

In 2015, the Company closed an underwritten, public offering of $25.0 million aggregate principal amount of its Series 2020 Notes, resulting in net proceeds to the Company of $23.8 million, after payment of underwriting discounts, commissions and offering expenses.

In 2016, the Company closed two follow-on offerings of $35.0 million aggregate principal amount of its Series 2020 Notes, resulting in net proceeds to the Company of approximately $33.9 million, after payment of underwriting discounts, commissions and offering expenses.

The Series 2020 Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2020 Notes will mature on December 31, 2020 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2020 Notes in whole or in part at any time or from time to time at the Company’s option, on or after December 31, 2017.

On August 8, 2017, the Company closed an underwritten, public offering of $27.5 million in aggregate principal amount of its Series 2027 Notes, resulting in net proceeds to the Company of approximately $26.4 million, after payment of underwriting discounts, commissions and estimated offering expenses. Subsequently, the underwriters fully exercised the overallotment option granted to them in connection with the offering and purchased an additional $4.1 million in aggregate principal amount of Series 2027 Notes resulting in additional net proceeds to the Company of $4.0 million, after payment of underwriting discounts and commissions.

The Series 2027 Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2027 Notes will mature on December 31, 2027 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2027 Notes in whole or in part at any time or from time to time at the Company’s option, on or after September 30, 2020.

As of December 31, 2017, there was $59,998,750 in aggregate principal amount of Series 2020 Notes and 31,625,000 in aggregate principal amount of Series 2027 Notes issued and outstanding.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.

8.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage

26

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from making certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of December 31, 2017, and as of December 31, 2016:

Asset Coverage of Preferred Stock and Debt Securities

	As of	As of
	December 31, 2017	December 31, 2016

Total assets	$512,965,237	$448,376,026
Less liabilities and indebtedness not represented by senior securities	(20,736,503)	(15,071,707)
Net total assets and liabilities	492,228,734	433,304,319

Preferred Stock	92,139,600	91,450,000
Unsecured Notes	91,623,750	59,998,750
	183,763,350	151,448,750

Asset coverage of preferred stock (1)	268%	286%
Asset coverage of debt securities (2)	537%	722%

(1)	The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.
(2)	The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

27

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted. The Company had no senior securities outstanding as of December 31, 2014.

	Total Amount
	Outstanding Exclusive	Asset Coverage	Involuntary Liquidating	Average Market
Class	of Treasury Securities	Per Unit (1)	Preference Per Unit (2)	Value Per Unit (3)

For the year ended December 31, 2017
Preferred Stock	$92,139,600	$66.97	$25	$25.75
Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96

For the year ended December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41
Series 2020 Notes	$59,998,750	$7,221.89	N/A	$25.29

For the year ended December 31, 2015
Series A Term Preferred Stock	$45,450,000	$91.16	$25	$25.43
Series 2020 Notes	$25,000,000	$10,275.46	N/A	$24.52

(1)	The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock (prior to 2016, the Series A Term Preferred Stock only) and the Unsecured Notes (prior to 2017, the Series 2020 Notes only) in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25). With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB) (prior to 2016, the Series A Term Preferred Stock only) and (b) $25 principal amount of the Unsecured Notes (NYSE: ECCZ, ECCY) (prior to 2017, the Series 2020 Notes only) for each day during the year ended December 31, 2017 and for the years ended December 31, 2016 and December 31, 2015, for which the applicable security was listed on the NYSE.

9.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of December 31, 2017, the Company had no unfunded commitments.

10.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

11.	RECENT ACCOUNTING AND TAX PRONOUNCEMENTS

As of the date of these consolidated financial statements, there were no accounting standards applicable to the

28

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

Company that had been issued but not yet adopted by the Company.

On September 27, 2016, the U.S. Internal Revenue Service issued proposed regulations that, if finalized, would generally treat gross income earned by the Company through certain non-U.S. corporate entities, including non-U.S. corporate issuers of the Company’s CLO equity investments, as qualifying gross income of a RIC only if there is a distribution of such income in the same taxable year by such non-U.S. entities to the Company. The proposed regulations would not apply to equity interests in CLOs structured in non-U.S. entities not treated as corporations for U.S. tax purposes and are not expected to have any immediate impact on the current operations of the Company. It is unclear whether or in what form these regulations will be adopted or, if adopted, whether such regulations would have a significant impact on the income that could be generated by the Company. If adopted, the proposed regulations would apply to taxable years of the Company beginning on or after 90 days after the regulations are published as final. The Company is monitoring the status of the proposed regulations and is assessing the potential impact of the proposed tax regulation on its operations.

12.	SUBSEQUENT EVENTS

On January 2, 2018, the Company declared three separate distributions of $0.20 per share on its common stock. The first distribution of $3,759,763 or $0.20 per share was paid on January 31, 2018 to holders of record as of January 12, 2018. The additional distributions are payable on each of February 28, 2018 and March 29, 2018 to holders of record as of February 12, 2018 and March 12, 2018, respectively.

On January 2, 2018, the Company declared three separate distributions of $293,532 or $0.161459 per share on its Series A Term Preferred Stock and three separate distributions of $301,538 or $0.161459 per share on its Series B Term Preferred Stock. The first distributions were paid on January 31, 2018 to holders of record on January 12, 2018. The additional distributions are payable on each of February 28, 2018 and March 29, 2018 to holders of record on February 12, 2018 and March 12, 2018, respectively.

On January 22, 2017, the Company closed a follow-on, underwritten, public offering of 1,950,000 shares of its common stock at $18.25 per share, resulting in net proceeds to the Company of approximately $33.7 million after payment of underwriting discounts and commissions and estimated offering expenses. In addition, the underwriters fully exercised the overallotment option granted to them in connection with the offering and purchased an additional 292,500 shares of the Company’s common stock, resulting in additional net proceeds to the Company of approximately $5.1 million after payment of underwriting discounts and commissions.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

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Eagle Point Credit Company Inc. & Subsidiaries

Financial Highlights

	For the	For the	For the	For the period from
	year ended	year ended	year ended	October 6, 2014
Per Share Data	December 31, 2017	December 31, 2016	December 31, 2015	to December 31, 2014

Net asset value at beginning of period	$17.48	$13.72	$19.08	$20.00
Offering costs associated with the Company's initial public offering	-	-	-	(0.07)
Net asset value at beginning of period net of offering costs	17.48	13.72	19.08	19.93

Net investment income (1)(2)	1.88	2.14	1.89	0.32
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (2)	(0.12)	3.88	(4.85)	(0.62)
Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	1.76	6.02	(2.96)	(0.30)

Common stock distributions from net investment income (3)	(1.88)	(2.08)	(1.89)	(0.31)
Common stock distributions from net realized gains on investments (3)	(0.19)	(0.12)	(0.02)	-
Common stock distributions from return of capital (3)	(0.58)	(0.20)	(0.49)	(0.24)
Total common stock distributions declared to stockholders (3)	(2.65)	(2.40)	(2.40)	(0.55)

Effect of shares issued, net of underwriting expense (4)	0.27	0.18	-	-
Effect of offering costs associated with shares issued (4)	(0.11)	(0.04)	-	-
Effect of shares issued in accordance with the Company's dividend reinvestment plan	0.02	-	-	-
Net effect of shares issued (4)	0.18	0.14	-	-

Net asset value at end of period	$16.77	$17.48	$13.72	$19.08
Per share market value at beginning of period	$16.71	$16.43	$20.10	$19.93
Per share market value at end of period	$18.81	$16.71	$16.43	$20.10
Total return (5)	29.45%	17.42%	-8.12%	0.85%

Shares of common stock outstanding at end of period	18,798,815	16,474,879	13,820,110	13,811,358

Ratios and Supplemental Data:
Net asset value at end of period	$315,256,439	$288,047,335	$189,607,085	$263,560,460
Ratio of expenses to average net assets (6)(7)(8)	10.43%	10.69%	6.73%	2.13%
Ratio of net investment income to average net assets (6)(7)(8)	10.77%	13.72%	10.78%	6.84%
Portfolio turnover rate (9)	41.16%	55.32%	39.07%	37.11%
Asset coverage of preferred stock	268%	286%	365%	N/A
Asset coverage of debt securities	537%	722%	1028%	N/A

(1)	Per share distributions paid to preferred stockholders and the aggregate amount of amortized deferred debt issuance costs associated with the Preferred Stock are reflected in net investment income, and totaled ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017, ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016 and ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2015.
(2)	Per share amounts are based on a monthly weighted average of shares of common stock outstanding for the period.
(3)	Per share amounts are based on shares of common stock outstanding as of record date.
(4)	Represents the net effect per share of the Company’s ATM offerings as well as the Company’s follow-on offerings, reflecting the excess of offering price over management’s estimated NAV per share at the time of each respective offering.
(5)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total return for the period from October 6, 2014 to December 31, 2014 is not annualized.
(6)	Ratios for the period from October 6, 2014 to December 31, 2014 are annualized. Ratios include distributions paid to preferred stockholders.
(7)	Ratios for the year ended December 31, 2017 include interest expense on the Preferred Stock and the Unsecured Notes of 4.20% of average net assets. Ratios for the year ended December 31, 2016 include interest expense on the Preferred Stock and the Series 2020 Notes of 3.47% of average net assets, as well as excise taxes of 0.26% of average net assets. Ratios for the year ended December 31, 2015 include interest expense on the Series A Term Preferred Stock and the Series 2020 Notes of 1.04% of average net assets.
(8)	Without the effect of the 2016 excise tax refund, 2017 ratio of expenses and net investment income to average net assets would have been 10.54% and 10.66%, respectively.
(9)	The portfolio turnover rate is calculated as the total of investment sales executed during the period, divided by the average fair value of investments for the same period.
30

Eagle Point Credit Company Inc. & Subsidiaries

Financial Highlights

Financial highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member are as follows:

For the period from
June 6, 2014
(Commencement of Operations)
Per Unit Data	to October 5, 2014

Net asset value at beginning of period	$62.12
Net investment income	3.10
Net realized and unrealized capital gain (loss) on investments	0.56
Total from investment operations	3.66
Adjustment for additional cash contributions	3.56
Net asset value at end of period	$69.34
Total return (1)	5.89%

Ratios and Supplemental Data:
Net asset value at end of period	$173,338,066
Ratio of total expenses to average net assets (1)	0.00%
Ratio of net investment income to average net assets (1)	4.74%
Portfolio turnover rate (2)	52.07%

(1)	Total return and ratios for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 are not annualized.
(2)	The portfolio turnover rate is calculated as the total of investment sales executed during the period from June 6, 2014 (Commencement of Operations) to October 5, 2014, divided by the average fair value of investments for the same period.

Note: The above Financial Highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member represents the period when the Company was initially organized as a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd.

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Eagle Point Credit Company Inc.:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Eagle Point Credit Company Inc. & Subsidiaries (the Fund), including the consolidated schedule of investments, as of December 31, 2017, the related consolidated statement of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended, the period from October 6, 2014 to December 31, 2014 and the period from June 6, 2014 (commencement of operations) to October 5, 2014. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from October 6, 2014 to December 31, 2014 and the period from June 6, 2014 (commencement of operations) to October 5, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Eagle Point Credit Management advised investment companies since 2014.

New York, New York

February 22, 2018

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

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Dividend Reinvestment Plan

The Company has established an automatic dividend reinvestment plan (“DRIP”). Each record holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by American Stock Transfer and Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) will receive all distributions in cash. Reinvested distributions increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser.

If the Company declares a distribution payable in cash, the Company will issue shares of common stock to participants at a value equal to 95% of the market price per share of common stock at the close of regular trading on the payment date for such distribution unless the DRIP Agent otherwise purchases shares in the open market, as described below. The number of newly issued shares of common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by 95% of the market price. Notwithstanding the foregoing, the Company reserves the right to purchase shares in the open market in connection with its implementation of the DRIP. The DRIP Agent may be instructed not to credit accounts with newly issued shares and instead to buy shares in the open market if (i) the price at which newly issued shares are to be credited does not exceed 110% of the last determined NAV of the shares; or (ii) the Company has advised the DRIP Agent that since such NAV was last determined, the Company has become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the DRIP Agent would credit newly issued shares to stockholders.

In the event that the DRIP Agent is instructed to buy shares of our common stock in the open market, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner (the “Last Purchase Date”), to invest the distribution amount in shares acquired in the open market. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine. If, before the DRIP Agent has completed its open market purchases, the market price per share of our common stock exceeds the NAV per share, the average per share purchase price paid by the DRIP Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares of common stock on the applicable payment date. Because of the foregoing difficulty with respect to open market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full distribution amount in open market purchases during the purchase period or if the market discount shifts to a market premium of 10% or more of NAV during the purchase period, the DRIP Agent may cease making open market purchases and may invest the uninvested portion of the distribution amount in newly issued shares of common stock at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the distribution will be divided by 95% of the market price on the payment date.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.10 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date,

33

which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.10 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP Plan after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholders wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP Plan, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP Plan may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

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Additional Information

Management

Our Board of Directors (the “Board”) is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser. None of our directors serves, nor have they served during the last five years, on the board of directors of another company registered under the Securities Exchange Act of 1934, as amended (or subject to the reporting requirements of Section 15(d) thereof), or registered under the 1940 Act (including any other companies in a fund complex with us).

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Interested Directors[2]

Thomas P. Majewski Age: 43	Class III Director and Chief Executive Officer	Since inception; Term expires 2020	Managing Partner of Eagle Point Credit Management LLC since September 2012.

James R. Matthews Age: 50	Class II Director and Chairperson of the Board	Since inception; Term expires 2019	Principal of Stone Point Capital LLC since October 2011.

Independent Directors

Scott W. Appleby Age: 53	Class I Director	Since inception; Term expires 2018	President of Appleby Capital, Inc. since April 2009.

Kevin F. McDonald Age: 51	Class III Director	Since inception; Term expires 2020	Director of Business Development and Investor Relations of Folger Hill Asset Management, LP since December 2014; Principal of Taylor Investment Advisors, LP from March 2002 to March 2017; Chief Executive Officer of Taylor Investment Advisors, LP from 2006 to December 2014.

Paul E. Tramontano Age: 56	Class II Director	Since inception; Term expires 2019	Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015; Co-Chief Executive Officer of Constellation Wealth Advisors LLC from April 2007 to October 2015.

Jeffrey L. Weiss Age: 56	Class I Director	Since inception; Term expires 2018	Private Investor since June 2012.

[1]	The business address of each of our directors is c/o Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, Connecticut 06830.

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[2]	Mr. Majewski is an interested director due to his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, the investment manager to the Trident V Funds, which are the primary owners of the Adviser.

The Company’s registration statement, prospectus and annual proxy statement include additional information about our directors. A copy of the prospectus and proxy statement is available free of charge at www.eaglepointcreditcompany.com or upon request by calling (844) 810-6501.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address[1] and Age	Positions Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years

Kenneth P. Onorio Age: 50	Chief Financial Officer and Chief Operating Officer	Since July 2014	Chief Financial Officer of Eagle Point Credit Management LLC since July 2014; Chief Operating Officer of Eagle Point Credit Management LLC since August 2014; Executive Director of Private Equity and Hedge Fund Administration at JPMorgan Alternative Investment Services from September 2008 to July 2014.

Nauman S. Malik Age: 37	Chief Compliance Officer	Since September 2015	General Counsel of the Adviser since June 2015; Chief Compliance Officer of the Adviser since September 2015; Associate, Dechert LLP, a law firm, from September 2012 to May 2015.

Courtney B. Fandrick Age: 35	Secretary	Since August 2015	Deputy Chief Compliance Officer of Eagle Point Credit Management LLC since December 2014; Senior Compliance Associate, Bridgewater Associates, LP from August 2007 to December 2014.

[1]	The business address of each of our officers is c/o Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.
[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Director and Officer Compensation

Our directors received compensation from the Company in the amounts set forth in the following table during the fiscal year ended December 31, 2017.

Name	Aggregate Compensation from the Company[1,2]

Scott W. Appleby	$88,500
Kevin F. McDonald	$83,000
Paul E. Tramontano	$83,000
Jeffrey L. Weiss	$145,250	*
TOTAL	$399,750	*

*	Reflects $49,250 relating to the year ended December 31, 2016 that was payable to Mr. Weiss as of December 31, 2016 and paid during the period ended December 31, 2017.
[1]	For a discussion of the independent directors’ compensation, see below.
[2]	The Company does not maintain a pension plan or retirement plan for any of our directors.

Effective January 1, 2018, as compensation for serving on the Board, each director receives an annual fee of $95,000. The chairman of the audit committee receives an additional annual fee of $12,500 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities, as well as reasonable out-of-pocket expenses incurred in attending such meetings.

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No compensation is, or is expected to be, paid by us to our directors who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers are compensated by the Adviser or one of its affiliates, as applicable.

Stockholder Meeting Information

An annual meeting of stockholders of the Company was held on May 16, 2017. At the meeting, the two nominees for re-election as Class III directors, Kevin F. McDonald and Thomas P. Majewski, were each elected to serve as a director for a term expiring at the Company’s 2020 annual meeting or until his successor is duly elected and qualified. In addition, at the meeting, stockholders approved a new investment advisory agreement by and between the Company and the Adviser (the “Advisory Agreement”). A discussion regarding the voting at such meeting is available in our semiannual report for the period ended June 30, 2017. A copy of the semiannual report is available free of charge at www.eaglepointcreditcompany.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Investment Advisory Agreement

Subject to the overall supervision of our Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us pursuant to the Advisory Agreement. A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in our semiannual report for the period ended June 30, 2017. A copy of the semiannual report is available free of charge at www.eaglepointcreditcompany.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The SEC’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q filings available on its website at www.eaglepointcreditcompany.com.

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2017 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. The Company also makes this information available on its website at www.eaglepointcreditcompany.com.

Tax Information

For the tax year ended November 30, 2017, the Company recorded distributions on our common stock equal to $3.05 per share (inclusive of a $0.45 per common share special distribution) or $53.5 million.

Privacy Information

The Company is committed to protecting your privacy. This privacy notice explains privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders.

The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that comply with federal standards.

37

The Company’s goal is to limit the collection and use of information about you. When you purchase shares of the Company’s common stock, the transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that the Company can send you annual and semiannual reports, proxy statements and other information required by law, and to send you information it believes may be of interest to you. The Company does not share such information with any non-affiliated third party except as described below:

•	It is the Company’s policy that only authorized employees of its investment adviser, Eagle Point Credit Management LLC, and its affiliates who need to know your personal information will have access to it.

•	The Company may disclose stockholder-related information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it.

If required by law, the Company may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

*              *              *

38

[End of Annual Report. Back Cover Follows.]

Eagle Point Credit Company Inc.

20 Horseneck Lane
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

www.eaglepointcreditcompany.com

© Eagle Point Credit Company Inc. All rights reserved.

Item 2. Code of Ethics

As of the end of the period covered by this report, Eagle Point Credit Company Inc. (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of directors has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of directors has determined that Jeffrey Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2016 and December 31, 2017 were $167,657, and $178,235, respectively.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ending December 31, 2016 and December 31, 2017 were $0, and $0, respectively.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended December 31, 2016 and December 31, 2017 were $158,500 and $92,000, respectively. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice.

(d)	All Other Fees. The aggregate fees billed for assurance and related services by KPMG in the fiscal years ended December 31, 2016 and December 31, 2017 were $608,000 and $382,500, respectively. The fees incurred in the 2016 fiscal year were in connection with the registrant’s common stock offerings, preferred stock offerings, notes offerings and amendment to its shelf registration statement during the period. The fees incurred in the 2017 fiscal year were in connection with the registrant’s common stock offerings, preferred stock offerings, notes offerings, “at the market” common and preferred stock issuance program and amendment to its shelf registration statement during the period.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) 100% of the independent accountant’s expenses were pre-approved by the Audit Committee.

(f)	Not Applicable

(g)	For the fiscal years ended December 31, 2016 and December 31, 2017, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $847,496 and $583,150, respectively. For the years ended, December 31, 2016 and December 31, 2017, these fees were for the services rendered in connection with tax compliance, tax advice, tax planning and track record verification for the registrant’s investment adviser.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrant

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Jeffrey L. Weiss (chair), Scott Appleby, Kevin McDonald and Paul Tramontano.

Item 6. Investments

A schedule of investments is included in the Company’s report to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to Eagle Point Credit Management LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent directors, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s stockholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s stockholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 20 Horseneck Lane, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 8. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of December 31, 2017.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”). The Adviser provides investment advisory services to pooled investment vehicles, separately managed accounts, and the registrant (collectively, the “Accounts”). The terms and conditions of the Accounts may vary depending on the type of services provided or the type of client, and these terms and conditions may also vary from client to client.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. Additionally, accounts managed by the Adviser or certain of its affiliates may hold certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant.

The registrant’s executive officers and Directors, as well as the current and future members of the Adviser, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as the registrant. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common stockholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

The Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, the registrant has taken appropriate actions to seek review and approval of the Board of Directors or exemptive relief for such transaction. The registrant’s affiliations may require it to forgo attractive investment opportunities.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant has received exemptive relief from the SEC that permits it to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, subject to certain conditions including (i) that a majority of the registrant’s directors who have no financial interest in the transaction and a majority of the registrant’s directors who are not interested persons, as defined in the 1940 Act, of the registrant approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”) and certain compliance policies and procedures, including investment allocation policies and procedures. The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is the Managing Partner and founder of the Adviser. Mr. Majewski has been involved in the formation and/or monetization of many CLO transactions across multiple market cycles. Mr. Majewski led the creation of some of the earliest refinancing CLOs, introducing techniques that are now commonplace in the market. He has spent his entire career in the structured finance and credit markets. Mr. Majewski is a member of the Adviser’s investment committee and board of managers. Mr. Majewski’s experience in the CLO market dates back to the 1990s.

Prior to joining the Adviser in September 2012, Mr. Majewski was a Managing Director and U.S. Head of CLOs at RBS Securities Inc. (“RBS”) from September 2011 through September 2012, where he was responsible for all aspects of RBS’s new-issue CLO platform. Prior to joining RBS, Mr. Majewski was the U.S. country head at AMP Capital Investors (US) Ltd., from August 2010 through September 2011, and AE Capital Advisers (US) LLC, from April 2008 through August 2010, where he was responsible for investing in credit, structured products and other private assets on behalf of several Australian investors. Prior to this, Mr. Majewski was a Managing Director and head of CLO Banking at Merrill Lynch Pierce Fenner and Smith Inc. Mr. Majewski also has held leadership positions within the CLO groups at JPMorgan Securities Inc. and Bear, Stearns & Co. Inc. Mr. Majewski serves as a director of Black Mountain Systems, LLC, a portfolio company of Trident VI, L.P. and related investment vehicles, and as a member of the board of managers and investment committee of Marble Point Credit Management LLC. Mr. Majewski has a B.S. in accounting from Binghamton University and has been a Certified Public Accountant (inactive).

Daniel W. Ko, Portfolio Manager (Since December 2012).  Mr. Ko is a Portfolio Manager of the Adviser. He is responsible for manager evaluation and structuring investment opportunities in the primary CLO market, analyzing secondary CLO market opportunities, executing trades and monitoring investments. Mr. Ko has specialized in structured finance throughout his entire career.

Prior to joining the Adviser in December 2012, Mr. Ko was with Bank of America Merrill Lynch (“BAML”) for the previous six years, most recently as Vice President of the CLO structuring group, where he was responsible for modeling the projected deal cash flows, negotiating deal terms with both debt and equity investors and coordinating the rating process. In addition, he was responsible for exploring non-standard structuring initiatives such as financing trades with dynamic leverage, emerging market collateralized bond obligations and European CLOs. Prior to joining the CLO structuring group, Mr. Ko managed BAML’s legacy CLO, trust-preferred securities CDO and asset-backed securities CDO portfolios. Prior to Bank of America’s merger with Merrill Lynch, Mr. Ko was an associate in Merrill Lynch’s CDO structuring group. Mr. Ko graduated magna cum laude from the University of Pennsylvania’s Wharton School with a B.S. in finance and accounting.

Daniel M. Spinner (CAIA), Portfolio Manager (Since February 2013).  Mr. Spinner is a Portfolio Manager of the Adviser. He is primarily responsible for manager evaluation and due diligence and for monitoring investments. Mr. Spinner is also actively involved with investor relations and communications. Mr. Spinner is an alternative asset management industry specialist with 20 years of experience advising, financing and investing in alternative asset management firms and funds. Mr. Spinner’s experience in the CLO market dates back to the late 1990s.

Prior to joining the Adviser in February 2013, Mr. Spinner was an Investment Analyst at the 1199SEIU Benefit and Pension Funds, from June 2009 to February 2013, where he oversaw the private equity, special opportunities credit and real estate allocations. The 1199SEIU Benefit and Pension Funds are collectively among the largest Taft-Hartley plans in the U.S. Prior to this, Mr. Spinner was a Managing Director at Bear, Stearns & Co. Inc. focused on alternative asset managers. Prior to Bear Stearns, Mr. Spinner was the co-founder and president of Structured Capital Partners, Inc., a financial holding company formed to invest in structured credit managers. Mr. Spinner began his career as an investment banker in the Financial Institutions Group at JPMorgan Securities Inc., where he had coverage responsibility for asset management firms including CLO collateral managers. Mr. Spinner serves as a member of the board of managers and investment committee of Marble Point Credit Management LLC. Mr. Spinner earned a B.A., summa cum laude, from Gettysburg College and an M.B.A. from Columbia University.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2017. Each of the accounts is subject to a performance fee, except six accounts listed under “other accounts” with total assets of $258.7 million.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	1	$512.9	3	$1,288.2	13	$503.1
Daniel W. Ko	1	$512.9	3	$1,288.2	13	$503.1
Daniel M. Spinner	1	$512.9	3	$1,288.2	13	$503.1

Compensation.

The Adviser pays its investment professionals out of its total revenues, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser manages and from their longevity with the Adviser. Each member of the senior investment team has equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common stock which are owned beneficially by each portfolio manager as of December 31, 2017. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Dollar Range
of Equity Securities
Name of Portfolio Manager	in the Company(1)
Thomas P. Majewski	$500,001 – $1,000,000
Daniel W. Ko	$100,001 – $500,000
Daniel M. Spinner	$100,001 – $500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the fiscal year ended December 31, 2017.

Item 13. Exhibits

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski ____________
Thomas P. Majewski
Chief Executive Officer

Date:	February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski _____
Thomas P. Majewski
Chief Executive Officer (principal executive officer)

Date:	February 22, 2018

By:	/s/ Kenneth P. Onorio __________
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)

Date:	February 22, 2018